[LOGO] Merrill Lynch Investment Managers

Annual Report
September 30, 2002

Merrill Lynch
New York
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six-month period ended September 30, 2002, fixed income bond yields fell dramatically to levels not seen in nearly 40 years. The decline in interest rates was driven as much, if not more so, by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, renewed economic activity led many investors to anticipate that the Federal Reserve Board would soon begin to raise short-term interest rates to ensure that current inflationary pressures would remain well contained. In April 2002, U.S. economic conditions, especially housing activity and consumer spending, still suggested that a modest economic recovery was underway. First quarter U.S. gross domestic product (GDP) growth rose 5%, well above the level of economic growth seen throughout all of 2001. During May, however, steady dramatic declines in U.S. equity markets led many investors to reverse their earlier opinion and to expect that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. Consequently, the demand for fixed income issues, especially U.S. Treasury securities, steadily increased. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, second quarter 2002 U.S. GDP growth was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped support bond prices for the remainder of the period. The dramatic decline in U.S. stock markets in recent months triggered a significant fixed income rally as investors fled equity issues in favor of fixed income securities. A potential conflict with Iraq further intensified the demand for U.S. Treasury and other fixed income issues. By the end of September, U.S. Treasury bond yields fell to 4.67%, a decline of more than 110 basis points (1.10%).

For the six-month period ended September 2002, municipal bond prices also posted substantial gains. However, tax-exempt bond price appreciation has been less than that of comparable U.S. Treasury issues because of the safe-haven status offered by U.S. Treasury securities. In April, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported modest price improvement. During recent months, tax-exempt bond yields have steadily declined largely in response to the positive fixed income environment, engendered by falling equity valuations and rising U.S. Treasury securities prices. The municipal bond market's price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of September 2002, long-term municipal revenue bond yields stood at 5.05%, a decline of more than 60 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at almost $15.2 billion, up more than 50% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.25% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $190 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $90 billion in long-term tax-exempt securities was underwritten during the September quarter, an increase of over 40% compared to the September 2001 quarter's level.

In the coming months, we believe that interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. It is important not to overemphasize the extent to which recent stock market declines will have upon future U.S. economic activity. Current consensus for the third quarter of 2002 U.S. GDP is in the 3% - 3.50% range, suggesting that 2002 economic activity is likely to be at least twice that of 2001. U.S. business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Fiscal Year in Review

For the 12-month period ended September 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.93%, +7.29%, +7.19% and +7.73%, respectively. The Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, had a total return of +8.93% for the same 12-month period. The Fund underperformed its broad-based benchmark Index because the oversupply of New York bonds this year caused the New York sector to underperform the general market. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

During the 12-month period ended September 2002, we focused on seeking to enhance the Fund's dividend stream and reducing the Fund's net asset value volatility. Market instability was expected as a result of uncertain economic conditions. Reducing net asset value volatility generally involves shortening the

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Fund's duration, which we accomplished in early 2002. Our strategy worked well as interest rates rose in March. Since then, interest rates have declined because of continued economic uncertainty and unstable equity markets. As interest rates fell further, we moved the Fund to a more defensive position. While this strategy may have been implemented a bit early, it is our belief that interest rates should not decline much further. We anticipate that a solid economic recovery should develop by early 2003 and push interest rates higher.

Recent unemployment figures for the State of New York revealed continued weakness in the labor market as unemployment rates released in July 2002 rose from 4.9% to 6.0% in a year-over-year comparison. The state's employment base has been strongly affected by the downturn of the financial markets and the aftereffects of September 11, 2001 events. Following growth of 3.6% in total personal income in 2001, the state's budget division is expecting much lower growth of 0.5% in 2002. However, on a relative wealth basis, the state's per capita income of $36,019 in 2001 places it as the fifth wealthiest state in the nation.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New York Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 1, 2002

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without     % Return With
                                             Sales Charge        Sales Charge**
===============================================================================
Class A Shares*
===============================================================================
One Year Ended 9/30/02                          +7.93%               +3.62%
-------------------------------------------------------------------------------
Five Years Ended 9/30/02                        +5.52                +4.66
-------------------------------------------------------------------------------
Ten Years Ended 9/30/02                         +5.70                +5.27
-------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                              % Return               % Return
                                             Without CDSC           With CDSC**
===============================================================================
Class B Shares*
===============================================================================
One Year Ended 9/30/02                          +7.29%                +3.29%
-------------------------------------------------------------------------------
Five Years Ended 9/30/02                        +4.98                 +4.98
-------------------------------------------------------------------------------
Ten Years Ended 9/30/02                         +5.16                 +5.16
-------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

===============================================================================
                                              % Return               % Return
                                             Without CDSC           With CDSC**
===============================================================================
Class C Shares*
===============================================================================
One Year Ended 9/30/02                          +7.19%                +6.19%
-------------------------------------------------------------------------------
Five Years Ended 9/30/02                        +4.86                 +4.86
-------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/02                                 +5.73                 +5.73
-------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

===============================================================================
                                           % Return Without     % Return With
                                             Sales Charge        Sales Charge**
===============================================================================
Class D Shares*
===============================================================================
One Year Ended 9/30/02                          +7.73%               +3.42%
-------------------------------------------------------------------------------
Five Years Ended 9/30/02                        +5.39                +4.54
-------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/02                                 +6.25                +5.71
-------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

PERFORMANCE DATA (concluded)

Merrill Lynch New York Municipal Bond Fund --Edgar

ML New York Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from September 1992 to September 2002:

                                    9/92             9/93              9/94             9/95              9/96
ML New York
Municipal Bond Fund+--
Class A Shares*                     $9,600           $10,871           $10,309          $11,069           $11,754
ML New York
Municipal Bond Fund+--
Class B Shares*                     $10,000          $11,267           $10,629          $11,354           $11,997
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,274           $10,999          $12,229           $12,967

                                    9/97             9/98              9/99             9/00              9/01             9/02
ML New York
Municipal Bond Fund+--
Class A Shares*                     $12,775          $14,045           $13,244          $13,931           $15,480          $16,708
ML New York
Municipal Bond Fund+--
Class B Shares*                     $12,974          $14,191           $13,314          $13,946           $15,419          $16,543
Lehman Brothers Municipal
Bond Index++                        $14,136          $15,368           $15,261          $16,203           $17,888          $19,487

ML New York Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to September 2002:

                                    10/21/94**       9/95              9/96             9/97              9/98             9/99
ML New York
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,757           $11,354          $12,277           $13,415          $12,575
ML New York
Municipal Bond Fund+--
Class D Shares*                     $9,600           $10,367           $10,998          $11,953           $13,128          $12,368

                                    9/00             9/01              9/02
ML New York
Municipal Bond Fund+--
Class C Shares*                     $13,147          $14,521           $15,565
ML New York
Municipal Bond Fund+--
Class D Shares*                     $12,996          $14,427           $15,542

                                    10/31/94**       9/95              9/96             9/97              9/98             9/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,319           $12,003          $13,085           $14,225          $14,126

                                    9/00             9/01              9/02
Lehman Brothers Municipal
Bond Index++                        $14,998          $16,557           $18,036

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Recent Performance Results

                                                                                          Ten Years/
                                                               6-Month      12-Month    Since Inception   Standardized
As of September 30, 2002                                    Total Return  Total Return   Total Return     30-Day Yield
======================================================================================================================
ML New York Municipal Bond Fund Class A Shares*                 +7.53%        +7.93%        +74.07%           3.75%
----------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*                 +7.26         +7.29         +65.46            3.40
----------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*                 +7.21         +7.19         +55.66            3.31
----------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class D Shares*                 +7.48         +7.73         +61.92            3.66
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +8.58         +8.93      +94.87/+80.38          --
======================================================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94, respectively.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P         Moody's     Face
Ratings++  Ratings++   Amount                                         Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
New York--89.4%
-----------------------------------------------------------------------------------------------------------------------------------
AA         NR*       $ 1,175     Albany, New York, IDA, Civic Facility Revenue Bonds (University Heights--
                                     Albany Law School), Series A, 6.75% due 12/01/2019                                    $  1,417
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,905     Buffalo, New York, GO, General Improvement, Series D, 5.625% due 12/01/2010 (c)              2,218
-----------------------------------------------------------------------------------------------------------------------------------
                                 Erie County, New York, IDA, Life Care Community Revenue Bonds
                                 (Episcopal Church Home), Series A:
NR*        NR*         1,500         5.875% due 2/01/2018                                                                     1,468
NR*        NR*         3,000         6% due 2/01/2028                                                                         2,887
-----------------------------------------------------------------------------------------------------------------------------------
                                 Hempstead Town, New York, IDA, Civic Facility Revenue Bonds
                                 (Adelphi University Civic Facility):
A-         NR*         1,700         5.75% due 6/01/2022                                                                      1,855
A-         NR*         2,500         5.50% due 6/01/2032                                                                      2,644
-----------------------------------------------------------------------------------------------------------------------------------
A1+        VMIG1+        400     Long Island Power Authority, New York, Electric System Revenue Bonds,
                                 VRDN, Sub-Series 2B, 1.75% due 5/01/2033 (h)                                                   400
-----------------------------------------------------------------------------------------------------------------------------------
                                 Metropolitan Transportation Authority, New York, Commuter Facilities
                                 Revenue Refunding Bonds:
AAA        Aaa           100         Series B, 5.125% due 7/01/2024 (a)(j)                                                      106
NR*        NR*         2,250         Series D, 5% due 1/01/2012 (d)(e)                                                        2,562
NR*        NR*         2,750         Series D, 5% due 7/01/2016 (d)(j)                                                        3,042
-----------------------------------------------------------------------------------------------------------------------------------
                                 Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                 Revenue Bonds, Series A (e):
AAA        Aaa         4,000         6.125% due 4/01/2010 (b)                                                                 4,816
AAA        Aaa         6,540         5.25% due 10/01/2014 (c)                                                                 7,633
AAA        Aaa         2,500         5% due 10/01/2015 (b)                                                                    2,841
-----------------------------------------------------------------------------------------------------------------------------------
A          A2          7,000     Metropolitan Transportation Authority, New York, Revenue Refunding Bonds,
                                 Series A, 5.75% due 11/15/2032                                                               7,912
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         2,000     Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds,
                                 Series C-1, 5.50% due 7/01/2008 (b)(e)                                                       2,319
-----------------------------------------------------------------------------------------------------------------------------------
A1+        NR*           700     Nassau County, New York, IDA, Civic Facility Revenue Refunding and Improvement Bonds
                                 (Cold Spring Harbor), VRDN, 1.80% due 1/01/2034 (h)                                            700
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         2,000     Nassau County, New York, Interim Finance Authority, Revenue Refunding Bonds,
                                 Sales Tax Secured, Series A, 5.75% due 11/15/2016 (d)                                        2,322
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
VRDN        Variable Rate Demand Notes

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P         Moody's     Face
Ratings++  Ratings++   Amount                                         Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
AA         Aa2       $ 2,500     New York City, New York, City Housing Development Corporation, M/F Housing
                                 Revenue Bonds, AMT, Series A, 5.50% due 11/01/2034                                        $  2,590
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York City, New York, City IDA, Civic Facilities Revenue Bonds:
NR*        A1          1,750         (American Council of Learned Society), 5.25% due 7/01/2027                               1,808
NR*        NR*         6,895         (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (e)                            7,483
NR*        Aa3         2,000         (Spence School Inc. Project), 5.20% due 7/01/2034                                        2,100
AAA        Aaa         4,690         (USTA National Tennis Center Project), 6.60% due 11/15/2011 (c)                          5,253
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         2,000     New York City, New York, City IDA, IDR (Japan Airlines Company), AMT, 6% due
                                 11/01/2015 (c)                                                                               2,167
-----------------------------------------------------------------------------------------------------------------------------------
AAA        NR*         1,000     New York City, New York, City IDA, Mortgage Revenue Bonds (Eger Harbor
                                 House Inc. Project), Series A, 5.875% due 5/20/2044 (i)                                      1,099
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York City, New York, City IDA, Special Facilities Revenue Bonds, AMT:
BB-        B2          3,500         (1990 American Airlines Inc. Project), 5.40% due 7/01/2020                               1,715
BBB-       Ba2         2,965         (British Airways PLC Project), 7.625% due 12/01/2032                                     2,520
BB-        B2            500         (JFK International Airport Project), Series A, 8% due 8/01/2012                            411
BB-        B2          3,000         (Northwest Airlines Inc.), 6% due 6/01/2027                                              1,791
BBB+       A3          3,250         (Terminal One Group Association Project), 6.125% due 1/01/2024                           3,354
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,000     New York City, New York, City Municipal Water Finance Authority,
                                 Water and Sewer System Revenue Bonds, Series B, 5.50% due 6/15/2027 (d)                      1,087
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York City, New York, GO, Refunding:
A          A2          4,165         Series B, 6.375% due 8/15/2009                                                           4,696
A          A2          2,700         Series G, 5.75% due 2/01/2020                                                            2,915
A          A2          5,000         Series J, 6% due 8/01/2017                                                               5,594
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York State Dormitory Authority, Child Care Facilities Revenue Bonds,
                                 Service Contract, Series A:
AA-        NR*         2,010         5.375% due 4/01/2018                                                                     2,217
AA-        NR*         1,000         5.375% due 4/01/2019                                                                     1,094
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York State Dormitory Authority Revenue Bonds:
AA-        Baa1        1,690         (4201 Schools Program), 6.25% due 7/01/2020                                              2,024
AA-        A3          4,930         (State University Educational Facilities), 5.50% due 5/15/2006 (e)                       5,626
AAA        NR*         2,500         (Willow Towers Inc. Project), 5.40% due 2/01/2034 (i)                                    2,656
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York State Dormitory Authority, Revenue Refunding Bonds:
AAA        Aaa         7,250         (City University System), Consolidated Second Generation, Series A, 6.125%
                                     due 7/01/2011 (a)                                                                        8,713
NR*        A3          1,785         (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2012                              2,038
NR*        A3          2,505         (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2013                              2,858
NR*        A3          2,985         (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2014                              3,374
NR*        A3          2,000         (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2016                              2,223
BBB-       Baa3        3,000         (Mount Sinai Health), Series A, 6.50% due 7/01/2016                                      3,374
BBB-       Baa3        4,850         (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                     5,442
BBB-       Baa3        2,500         (Mount Sinai Health), Series A, 6.625% due 7/01/2019                                     2,789
AAA        Aaa         1,000         (United Cerebral Palsy Affiliation), Series 1-A, 5.75% due 7/01/2018                     1,157
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         6,400     New York State Energy Research and Development Authority, Facilities Revenue
                                 Refunding Bonds (Consolidated Edison Co. of New York), Series A, 6.10% due 8/15/2020 (a)     7,215
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         2,000     New York State Energy Research and Development Authority, PCR,
                                 Refunding (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)               2,140
-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P         Moody's     Face
Ratings++  Ratings++   Amount                                         Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       $ 3,000     New York State Environmental Facilities Corporation, Special Obligation Revenue
                                 Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)                           $  3,681
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         4,000     New York State, HFA, Revenue Refunding Bonds (Housing Mortgage Project),
                                 Series A, 6.10% due 11/01/2015 (c)                                                           4,410
-----------------------------------------------------------------------------------------------------------------------------------
NR*        Aa1           955     New York State Mortgage Agency, Homeowner Mortgage, Revenue Refunding Bonds,
                                 Series 96, 5.50% due 10/01/2017                                                              1,030
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York State Mortgage Agency Revenue Bonds, AMT:
NR*        Aaa         2,800         DRIVERS, Series 191, 9.73% due 4/01/2030 (g)                                             3,186
NR*        Aa1         2,500         DRIVERS, Series 195, 10.68% due 10/01/2030 (g)                                           3,079
NR*        Aa1         3,000         Series 101, 5.40% due 4/01/2032                                                          3,129
-----------------------------------------------------------------------------------------------------------------------------------
AA-        Aa3         2,320     New York State Thruway Authority, General Revenue Bonds, Series D, 5.50% due 1/01/2017       2,552
-----------------------------------------------------------------------------------------------------------------------------------
AA         NR*         2,000     New York State Urban Development Corporation, Personal Income Tax Revenue Bonds
                                 (State Facilities), Series A, 5.50% due 3/15/2032                                            2,180
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York State Urban Development Corporation Revenue Bonds
                                 (Youth Facilities Services Contract), Series B:
AA-        NR*           305         6% due 4/01/2015                                                                           349
AA-        NR*           665         6% due 4/01/2016                                                                           755
AA-        NR*           705         6% due 4/01/2017                                                                           797
AA-        NR*           750         6.125% due 4/01/2018                                                                       850
AA-        NR*           615         6.25% due 4/01/2020                                                                        700
-----------------------------------------------------------------------------------------------------------------------------------
                                 New York State Urban Development Corporation, Revenue Refunding Bonds:
AA-        A3          1,685         (Clarkson Center Advance Materials), 5.50% due 1/01/2020                                 1,941
AA-        A3          3,500         (University Facility Grants), 5.50% due 1/01/2019                                        4,036
-----------------------------------------------------------------------------------------------------------------------------------
                                 Niagara County, New York, IDA, Solid Waste Disposal, Revenue Refunding Bonds, AMT:
BBB        Baa1        9,975         Series A, 5.45% due 11/15/2026                                                          10,531
BBB        Baa1        2,350         Series C, 5.625% due 11/15/2024                                                          2,472
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         3,000     Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                 (Greater Buffalo International Airport), AMT, Series A, 6.125% due 4/01/2014 (a)             3,223
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,000     North Country, New York, Development Authority, Solid Waste Management System
                                 Revenue Refunding Bonds, 6% due 5/15/2015 (c)                                                1,221
-----------------------------------------------------------------------------------------------------------------------------------
                                 Onondaga County, New York, IDA Revenue Bonds (Air Cargo), AMT:
NR*        Baa3        1,500         6.125% due 1/01/2032                                                                     1,494
NR*        Ba1         1,365         7.25% due 1/01/2032                                                                      1,367
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         4,075     Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT,
                                 Class R, Series 10, 9.729% due 1/15/2017 (c)(g)                                              5,045
-----------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa         6,000     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds,
                                 RIB, AMT, Series 243, 10.54% due 12/01/2010 (d)(g)                                           8,492
-----------------------------------------------------------------------------------------------------------------------------------
BBB        Baa1        2,750     Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Huntington Hospital
                                 Project), Series B, 5.875% due 11/01/2032                                                    2,817
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         7,155     Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding Bonds
                                 (Ogden Martin System--Huntington Project), AMT, 6.25% due 10/01/2012 (a)(f)                  8,817
-----------------------------------------------------------------------------------------------------------------------------------
                                 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds (e):
AA-        Aa3         2,545         Series A, 4.75% due 1/01/2016                                                            2,792
AA-        Aa3         1,000         Series B, 5.30% due 1/01/2011                                                            1,154
-----------------------------------------------------------------------------------------------------------------------------------
AA-        Aa3         3,900     Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                                 Refunding Bonds, Series Y, 6% due 1/01/2012                                                  4,689
-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P         Moody's     Face
Ratings++  Ratings++   Amount                                         Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                 Troy, New York, City School District, GO, Refunding (c):
AAA        Aaa       $   765         5.75% due 7/15/2017                                                                   $    874
AAA        Aaa           805         5.75% due 7/15/2018                                                                        919
AAA        Aaa           850         5.75% due 7/15/2019                                                                        971
-----------------------------------------------------------------------------------------------------------------------------------
                                 Utica, New York, IDA, Civic Facility Revenue Bonds:
NR*        Aa3         1,000         (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020                              1,086
NR*        Aa3         1,210         (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030                               1,285
NR*        NR*         2,005         (Utica College Project), Series A, 5.75% due 8/01/2028                                   1,858
-----------------------------------------------------------------------------------------------------------------------------------
                                 Willsboro, New York, Central School District, GO, Refunding (b):
NR*        Aaa           655         5.75% due 6/15/2026                                                                        739
NR*        Aaa           690         5.75% due 6/15/2027                                                                        779
NR*        Aaa           730         5.75% due 6/15/2028                                                                        824
NR*        Aaa           770         5.75% due 6/15/2029                                                                        869
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--7.3%
-----------------------------------------------------------------------------------------------------------------------------------
AAAr       Aaa         4,750     Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                 10.879% due 7/01/2016 (d)(g)                                                                 6,316
-----------------------------------------------------------------------------------------------------------------------------------
A          Baa1        8,000     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                 Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041                                  9,072
-----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts,
                                 Class R, Series 16 HH, 9.459% due 7/01/2013 (c)(g)                                           1,388
-----------------------------------------------------------------------------------------------------------------------------------
BBB+       Baa3        1,000     Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth Appropriation,
                                 Series E, 5.70% due 8/01/2025                                                                1,087
-----------------------------------------------------------------------------------------------------------------------------------
NR*        Aa2         1,800     Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series 272,
                                 8.78% due 8/01/2030 (g)                                                                      2,203
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$241,298)--96.7%                                                                                   265,724
Variation Margin on Financial Futures Contracts**--(0.1%)                                                                      (169)
Other Assets Less Liabilities--3.4%                                                                                           9,260
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $274,815
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   Security represents collateral in connection with financial futures contracts.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(i)   GNMA Collateralized.
(j)   Escrowed to maturity.
  *   Not Rated.
 **   Financial futures contracts sold as of September 30, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                Expiration
      Contracts           Issue                   Date                     Value
      --------------------------------------------------------------------------
         270       U.S. Treasury Bonds        December 2002              $31,295
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$29,886)                                    $31,295
                                                                         =======
      --------------------------------------------------------------------------
  +   Highest short-term rating by Moody's Investors Service, Inc.

 ++   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2002

Assets:                Investments, at value (identified cost--$241,297,854) ........................                 $265,724,095
                       Cash .........................................................................                          425
                       Receivables:
                         Securities sold ............................................................  $  6,751,803
                         Interest ...................................................................     4,708,340
                         Beneficial interest sold ...................................................       241,471     11,701,614
                                                                                                       ------------
                       Prepaid registration fees and other assets ...................................                       48,170
                                                                                                                      ------------
                       Total assets .................................................................                  277,474,304
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:           Payables:
                         Securities purchased .......................................................     1,098,318
                         Beneficial interest redeemed ...............................................       944,495
                         Dividends to shareholders ..................................................       227,141
                         Variation margin ...........................................................       168,750
                         Investment adviser .........................................................       115,956
                         Distributor ................................................................        57,316      2,611,976
                                                                                                       ------------
                       Accrued expenses .............................................................                       47,489
                                                                                                                      ------------
                       Total liabilities ............................................................                    2,659,465
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:            Net assets ...................................................................                 $274,814,839
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
Net Assets             Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:            shares authorized ............................................................                 $    104,120
                       Class B Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized ............................................................                      897,530
                       Class C Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized ............................................................                      128,880
                       Class D Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized ............................................................                    1,268,495
                       Paid-in capital in excess of par .............................................                  266,997,421
                       Undistributed investment income--net .........................................  $    289,993
                       Accumulated realized capital losses on investments--net ......................   (17,888,778)
                       Unrealized appreciation on investments--net ..................................    23,017,178
                                                                                                       ------------
                       Total accumulated earnings--net ..............................................                    5,418,393
                                                                                                                      ------------
                       Net assets ...................................................................                 $274,814,839
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
Net Asset              Class A--Based on net assets of $11,927,703 and 1,041,195 shares
Value:                 of beneficial interest outstanding ...........................................                 $      11.46
                                                                                                                      ============
                       Class B--Based on net assets of $102,847,610 and 8,975,298 shares
                       of beneficial interest outstanding ...........................................                 $      11.46
                                                                                                                      ============
                       Class C--Based on net assets of $14,772,714 and 1,288,798 shares
                       of beneficial interest outstanding ...........................................                 $      11.46
                                                                                                                      ============
                       Class D--Based on net assets of $145,266,812 and 12,684,952 shares
                       of beneficial interest outstanding ...........................................                 $      11.45
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Statement of Operations

                                                                                                                  For the Year Ended
                                                                                                                  September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:      Interest ..................................................................                     $ 14,744,872
------------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees...................................................  $ 1,341,038
                        Account maintenance and distribution fees--Class B.........................      551,753
                        Accounting services........................................................      138,577
                        Account maintenance fees--Class D..........................................      137,784
                        Transfer agent fees--Class D...............................................       92,029
                        Professional fees..........................................................       86,960
                        Transfer agent fees--Class B...............................................       83,041
                        Printing and shareholder reports...........................................       65,029
                        Account maintenance and distribution fees--Class C.........................       63,973
                        Registration fees..........................................................       30,821
                        Trustees' fees and expenses................................................       21,394
                        Custodian fees.............................................................       16,555
                        Pricing fees...............................................................       14,903
                        Transfer agent fees--Class A...............................................        9,263
                        Transfer agent fees--Class C...............................................        7,901
                        Other......................................................................       23,117
                                                                                                     -----------
                        Total expenses.............................................................                        2,684,138
                                                                                                                       -------------
                        Investment income--net.....................................................                       12,060,734
                                                                                                                       -------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net..........................................                        2,402,004
Unrealized Gain on      Change in unrealized appreciation/depreciation on investments--net.........                        5,312,370
Investments--Net:                                                                                                      -------------
                        Total realized and change in unrealized gain on investments--net...........                        7,714,374
                                                                                                                       -------------
                        Net Increase in Net Assets Resulting from Operations.......................                    $  19,775,108
                                                                                                                       =============
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                               September 30,
                                                                                                       ----------------------------
Increase (Decrease) in Net Assets:                                                                         2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net.....................................................    $ 12,060,734    $ 12,271,726
                        Realized gain on investments--net..........................................       2,402,004       4,324,915
                        Change in unrealized appreciation/depreciation on investments--net.........       5,312,370      12,190,883
                                                                                                       ------------    ------------
                        Net increase in net assets resulting from operations.......................      19,775,108      28,787,524
                                                                                                       ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &             Investment income--net:
Distributions to          Class A..................................................................        (668,372)       (673,367)
Shareholders:             Class B..................................................................      (4,726,367)     (5,246,616)
                          Class C..................................................................        (444,316)       (294,144)
                          Class D..................................................................      (6,452,943)     (5,780,836)
                        Realized gain on investments--net:
                          Class A..................................................................          (3,313)             --
                          Class B..................................................................         (28,101)             --
                          Class C..................................................................          (2,277)             --
                          Class D..................................................................         (32,843)             --
                                                                                                       ------------    ------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders............................................................     (12,358,532)    (11,994,963)
                                                                                                       ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net decrease in net assets derived from beneficial interest transactions...     (16,620,449)    (11,447,379)
Transactions:                                                                                          ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase (decrease) in net assets....................................      (9,203,873)      5,345,182
                        Beginning of year..........................................................     284,018,712     278,673,530
                                                                                                       ------------    ------------
                        End of year*...............................................................    $274,814,839    $284,018,712
                                                                                                       ============    ============
-----------------------------------------------------------------------------------------------------------------------------------
                      * Undistributed investment income--net.......................................    $    289,993    $    276,763
                                                                                                       ============    ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Financial Highlights

                                                                                           Class A
The following per share data and ratios have been derived    --------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended September 30,
                                                             --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2002          2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .....  $   11.14      $   10.49      $   10.49      $   12.00      $  11.46
Operating                                                    ---------      ---------      ---------      ---------      --------
Performance:       Investment income--net .................        .52            .51            .51            .51           .57
                   Realized and unrealized gain (loss) on
                   investments--net .......................        .33            .64            .01          (1.16)          .54
                                                             ---------      ---------      ---------      ---------      --------
                   Total from investment operations .......        .85           1.15            .52           (.65)         1.11
                                                             ---------      ---------      ---------      ---------      --------
                   Less dividends and distributions:
                       Investment income--net .............       (.53)          (.50)          (.51)          (.51)         (.57)
                       Realized gain on investments--net ..         --+            --             --           (.32)           --
                       In excess of realized gain on
                       investments--net ...................         --             --           (.01)          (.03)           --
                                                             ---------      ---------      ---------      ---------      --------
                   Total dividends and distributions ......       (.53)          (.50)          (.52)          (.86)         (.57)
                                                             ---------      ---------      ---------      ---------      --------
                   Net asset value, end of year ...........  $   11.46      $   11.14      $   10.49      $   10.49      $  12.00
                                                             =========      =========      =========      =========      ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....      7.93%         11.12%          5.19%         (5.70%)        9.94%
Return:*                                                     =========      =========      =========      =========      ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ...............................       .71%           .59%           .70%           .70%          .67%
Average                                                      =========      =========      =========      =========      ========
Net Assets:        Investment income--net .................      4.69%          4.66%          4.95%          4.59%         4.92%
                                                             =========      =========      =========      =========      ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) .  $  11,928      $  17,553      $  12,579      $  15,522      $ 17,727
Data:                                                        =========      =========      =========      =========      ========
                   Portfolio turnover .....................     53.86%         76.22%        149.47%        135.17%       163.12%
                                                             =========      =========      =========      =========      ========
---------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Financial Highlights (continued)

                                                                                           Class B
The following per share data and ratios have been derived    ---------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended September 30,
                                                             ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2002           2001           2000           1999           1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .....  $   11.15      $   10.50      $   10.49      $   12.00      $   11.46
Operating                                                    ---------      ---------      ---------      ---------      ---------
Performance:       Investment income--net .................        .47            .45            .46            .46            .51
                   Realized and unrealized gain (loss) on
                   investments--net .......................        .32            .64            .02          (1.16)           .54
                                                             ---------      ---------      ---------      ---------      ---------
                   Total from investment operations .......        .79           1.09            .48           (.70)          1.05
                                                             ---------      ---------      ---------      ---------      ---------
                   Less dividends and distributions:
                     Investment income--net ...............       (.48)          (.44)          (.46)          (.46)          (.51)
                     Realized gain on investments--net ....         --+            --             --           (.32)            --
                     In excess of realized gain on
                     investments--net .....................         --             --           (.01)          (.03)            --
                                                             ---------      ---------      ---------      ---------      ---------
                   Total dividends and distributions ......       (.48)          (.44)          (.47)          (.81)          (.51)
                                                             ---------      ---------      ---------      ---------      ---------
                   Net asset value, end of year ...........  $   11.46      $   11.15      $   10.50      $   10.49      $   12.00
                                                             =========      =========      =========      =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....      7.29%         10.56%          4.75%         (6.18%)         9.38%
Return:*                                                     =========      =========      =========      =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ...............................      1.21%          1.10%          1.20%          1.21%          1.18%
Average                                                      =========      =========      =========      =========      =========
Net Assets:        Investment income--net .................      4.19%          4.16%          4.44%          4.07%          4.40%
                                                             =========      =========      =========      =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) .  $ 102,847      $ 123,173      $ 133,180      $ 179,583      $ 242,811
Data:                                                        =========      =========      =========      =========      =========
                   Portfolio turnover .....................     53.86%         76.22%        149.47%        135.17%        163.12%
                                                             =========      =========      =========      =========      =========
----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

Financial Highlights (continued)

                                                                                            Class C
The following per share data and ratios have been derived     ---------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended September 30,
                                                              ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2002           2001          2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ......  $   11.15      $   10.50     $    10.50     $    12.01     $    11.47
Operating                                                     ---------      ---------     ----------     ----------     ----------
Performance:       Investment income--net ..................        .45            .44            .45            .45            .50
                   Realized and unrealized gain (loss) on
                   investments--net ........................        .32            .64            .01          (1.16)           .54
                                                              ---------      ---------     ----------     ----------     ----------
                   Total from investment operations ........        .77           1.08            .46           (.71)          1.04
                                                              ---------      ---------     ----------     ----------     ----------
                   Less dividends and distributions:
                     Investment income--net ................       (.46)          (.43)          (.45)          (.45)          (.50)
                     Realized gain on investments--net .....         --+            --             --           (.32)            --
                     In excess of realized gain on
                     investments--net ......................         --             --           (.01)          (.03)            --
                                                              ---------      ---------     ----------     ----------     ----------
                   Total dividends and distributions .......       (.46)          (.43)          (.46)          (.80)          (.50)
                                                              ---------      ---------     ----------     ----------     ----------
                   Net asset value, end of year ............  $   11.46      $   11.15     $    10.50     $    10.50     $    12.01
                                                              =========      =========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ......      7.19%         10.45%          4.55%         (6.26%)         9.27%
Return:*                                                      =========      =========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ................................      1.31%          1.19%          1.30%          1.31%          1.28%
Average                                                       =========      =========     ==========     ==========     ==========
Net Assets:        Investment income--net ..................      4.10%          4.05%          4.34%          3.98%          4.27%
                                                              =========      =========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ..  $  14,773      $   8,730     $    6,777     $    8,051     $    8,229
Data:                                                         =========      =========     ==========     ==========     ==========
                   Portfolio turnover ......................     53.86%         76.22%        149.47%        135.17%        163.12%
                                                              =========      =========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                             Class D
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended September 30,
                                                             ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .....  $    11.14     $    10.49     $    10.49     $    12.00     $    11.46
Operating                                                    ----------     ----------     ----------     ----------     ----------
Performance:       Investment income--net .................         .51            .50            .50            .50            .56
                   Realized and unrealized gain (loss) on
                   investments--net .......................         .32            .64            .01          (1.16)           .54
                                                             ----------     ----------     ----------     ----------     ----------
                   Total from investment operations .......         .83           1.14            .51           (.66)          1.10
                                                             ----------     ----------     ----------     ----------     ----------
                   Less dividends and distributions:
                     Investment income--net ...............        (.52)          (.49)          (.50)          (.50)          (.56)
                     Realized gain on investments--net ....          --+            --             --           (.32)            --
                     In excess of realized gain on
                     investments--net .....................          --             --           (.01)          (.03)            --
                                                             ----------     ----------     ----------     ----------     ----------
                   Total dividends and distributions ......        (.52)          (.49)          (.51)          (.85)          (.56)
                                                             ----------     ----------     ----------     ----------     ----------
                   Net asset value, end of year ...........  $    11.45     $    11.14     $    10.49     $    10.49     $    12.00
                                                             ==========     ==========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....       7.73%         11.01%          5.08%         (5.79%)         9.83%
Return:*                                                     ==========     ==========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ...............................        .80%           .69%           .79%           .80%           .77%
Average                                                      ==========     ==========     ==========     ==========     ==========
Net Assets:        Investment income--net .................       4.60%          4.56%          4.85%          4.49%          4.79%
                                                             ==========     ==========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) .  $  145,267     $  134,563     $  126,138     $  133,596     $  153,032
Data:                                                        ==========     ==========     ==========     ==========     ==========
                   Portfolio turnover .....................      53.86%         76.22%        149.47%        135.17%        163.12%
                                                             ==========     ==========     ==========     ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002
change had no impact on total net assets of the Fund, but resulted in a $41,594 increase in cost of securities (which, in turn, results in a corresponding $41,594 decrease in net unrealized appreciation and a corresponding $41,594 increase in undistributed net investment income), based on securities held by the Fund as of September 30, 2001.

The effect of this change for the year ended September 30, 2002 was to increase net investment income by $45,499, decrease net unrealized appreciation by $83,508 and decrease net realized capital gains by $3,585. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $202,900 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the period October 1, 2001 to November 6, 2001, the Fund did not pay an investment advisory fee. Effective November 7, 2001, the Fund resumed paying an investment advisory fee, based on shareholder approval of a new investment advisory agreement with FAM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                  Account          Distribution
                                              Maintenance Fee           Fee
-------------------------------------------------------------------------------
Class B................................             .25%               .25%
Class C................................             .25%               .35%
Class D................................             .10%                --
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------------------
                                                   FAMD               MLPF&S
-------------------------------------------------------------------------------
Class A................................           $  280             $ 3,148
Class D................................           $3,031             $29,224
-------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

For the year ended September 30, 2002, MLPF&S received contingent deferred sales charges of $101,731 and $4,911 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $17,057 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2002, the Fund reimbursed FAM $14,002 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2002 were $143,139,246 and $167,161,095, respectively.

Net realized gains (losses) for the year ended September 30, 2002 and net unrealized gains (losses) as of September 30, 2002 were as follows:

-------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ..................      $   4,160,732        $ 24,426,241
Financial futures contracts ............         (1,758,728)         (1,409,063)
                                              -------------        ------------
Total ..................................      $   2,402,004        $ 23,017,178
                                              =============        ============
-------------------------------------------------------------------------------

As of September 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $24,509,749, of which $26,401,824 related to appreciated securities and $1,892,075 related to depreciated securities. The aggregate cost of investments at September 30, 2002 for Federal income tax purposes was $241,214,346.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $16,620,449 and $11,447,379 for the years ended September 30, 2002 and September 30, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            439,027        $  4,875,103
Shares issued to share-
holders in reinvestment
of dividends & distributions ...........             31,100             345,123
                                              -------------        ------------
Total issued ...........................            470,127           5,220,226
Shares redeemed ........................         (1,003,898)        (11,174,782)
                                              -------------        ------------
Net decrease ...........................           (533,771)       $ (5,954,556)
                                              =============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            643,725        $  7,140,384
Shares issued to share-
holders in reinvestment
of dividends ...........................             36,115             396,808
                                              -------------        ------------
Total issued ...........................            679,840           7,537,192
Shares redeemed ........................           (303,481)         (3,332,608)
                                              -------------        ------------
Net increase ...........................            376,359        $  4,204,584
                                              =============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,079,355        $ 12,006,378
Shares issued to share-
holders in reinvestment
of dividends & distributions ...........            216,586           2,403,788
                                              -------------        ------------
Total issued ...........................          1,295,941          14,410,166
Automatic conversion
of shares ..............................         (1,435,785)        (15,988,829)
Shares redeemed ........................         (1,934,016)        (21,517,343)
                                              -------------        ------------
Net decrease ...........................         (2,073,860)       $(23,096,006)
                                              =============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,509,243        $ 16,557,082
Shares issued to share-
holders in reinvestment
of dividends ...........................            235,949           2,585,642
                                              -------------        ------------
Total issued ...........................          1,745,192          19,142,724
Automatic conversion
of shares ..............................         (1,003,498)        (11,048,460)
Shares redeemed ........................         (2,379,441)        (26,024,266)
                                              -------------        ------------
Net decrease ...........................         (1,637,747)       $(17,930,002)
                                              =============        ============
-------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            725,709        $  8,087,057
Shares issued to share-
holders in reinvestment
of dividends & distributions ...........             25,464             283,327
                                              -------------        ------------
Total issued ...........................            751,173           8,370,384
Shares redeemed ........................           (245,235)         (2,705,457)
                                              -------------        ------------
Net increase ...........................            505,938        $  5,664,927
                                              =============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            257,617        $  2,847,361
Shares issued to share-
holders in reinvestment
of dividends ...........................             18,453             202,542
                                              -------------        ------------
Total issued ...........................            276,070           3,049,903
Shares redeemed ........................           (138,542)         (1,505,685)
                                              -------------        ------------
Net increase ...........................            137,528        $  1,544,218
                                              =============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            276,777        $  3,079,551
Automatic conversion
of shares ..............................          1,436,697          15,988,829
Shares issued to share-
holders in reinvestment
of dividends & distributions ...........            306,438           3,401,606
                                              -------------        ------------
Total issued ...........................          2,019,912          22,469,986
Shares redeemed ........................         (1,413,425)        (15,704,800)
                                              -------------        ------------
Net increase ...........................            606,487        $  6,765,186
                                              =============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            260,810        $  2,855,115
Automatic conversion
of shares ..............................          1,004,250          11,048,460
Shares issued to share-
holders in reinvestment
of dividends ...........................            259,664           2,845,515
                                              -------------        ------------
Total issued ...........................          1,524,724          16,749,090
Shares redeemed ........................         (1,469,960)        (16,015,269)
                                              -------------        ------------
Net increase ...........................             54,764        $    733,821
                                              =============        ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended September 30, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                      9/30/2002       9/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ............................     $12,291,998     $11,994,963
  Ordinary income ..............................          66,534              --
                                                     -----------     -----------
Total distributions ............................     $12,358,532     $11,994,963
                                                     ===========     ===========
--------------------------------------------------------------------------------

As of September 30, 2002, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ..................          $    206,485
Undistributed long-term capital
gains--net ............................................                    --
                                                                 ------------
Total undistributed earnings--net .....................               206,485
Capital loss carryforward .............................           (15,773,496)*
Unrealized gains--net .................................            20,985,404**
                                                                 ------------
Total accumulated earnings--net .......................          $  5,418,393
                                                                 ============
--------------------------------------------------------------------------------

 * On September 30, 2002, the Fund had a net capital loss carryforward of $15,773,496, of which $3,350,470 expires in 2008 and $12,423,026 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 11, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid a taxable ordinary income distribution of $.002685 per share to shareholders of record on December 20, 2001.

Please retain this information for your records.

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

OFFICERS AND TRUSTEES

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s)  Length                                                           Complex      Directorships
                              Held      of Time                                                        Overseen by       Held by
Name, Address & Age         with Fund   Served      Principal Occupation(s) During Past 5 Years          Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*              President  1999 to     Chairman, Americas Region since 2001, and            118 Funds         None
P.O. Box 9011                and        present     Executive Vice President since 1983 of Fund       169 Portfolios
Princeton, NJ 08543-9011     Trustee    and 1985    Asset Management, L.P. ("FAM") and Merrill
Age: 62                                 to present  Lynch Investment Managers, L.P. ("MLIM");
                                                    President of Merrill Lynch Mutual Funds since
                                                    1999; President of FAM Distributors, Inc.
                                                    ("FAMD") since 1986 and Director thereof since
                                                    1991; Executive Vice President and Director of
                                                    Princeton Services, Inc. ("Princeton Services")
                                                    since 1993; President of Princeton Adminis-
                                                    trators, L.P. since 1988; Director of Financial
                                                    Data Services, Inc. since 1985.
------------------------------------------------------------------------------------------------------------------------------------
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice
      President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
      Mr. Glenn serves at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s)  Length                                                           Complex      Directorships
                              Held      of Time                                                        Overseen by       Held by
Name, Address & Age         with Fund   Served*     Principal Occupation(s) During Past 5 Years         Trustees        Trustees
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha            Trustee    1995 to     Director and Executive Vice President,               42 Funds      Berkshire
P.O. Box 9011                           present     The China Business Group, Inc. since 1996.         62 Portfolios   Holding
Princeton, NJ 08543-9011                                                                                               Corporation
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                   Trustee    2002 to     Member of Committee on Investment of                 42 Funds      Kimco Realty
P.O. Box 9011                           present     Employee Benefit Assets of the Association         62 Portfolios
Princeton, NJ 08543-9011                            for Financial Professionals since 1986.
Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London            Trustee    1985 to     John M. Olin Professor of Humanities, New York       42 Funds          None
P.O. Box 9011                           present     University since 1993.                             62 Portfolios
Princeton, NJ 08543-9011
Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold              Trustee    1985 to     George Gund Professor of Finance and Banking,        42 Funds          None
P.O. Box 9011                           present     Harvard Business School since 2000; Finance        62 Portfolios
Princeton, NJ 08543-9011                            Area Chair since 1996.
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo          Trustee    2001 to     Shareholder, Modrall, Sperling, Roehl,               42 Funds          None
P.O. Box 9011                           present     Harris & Sisk, P.A. since 1993.                    62 Portfolios
Princeton, NJ 08543-9011
Age: 60
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.       Trustee    2002 to     Principal of STI Management since 1994.              42 Funds          None
P.O. Box 9011                           present                                                        62 Portfolios
Princeton, NJ 08543-9011
Age: 65
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 2002

OFFICERS AND TRUSTEES (concluded)

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s)  Length                                                           Complex      Directorships
                              Held      of Time                                                        Overseen by       Held by
Name, Address & Age         with Fund   Served*     Principal Occupation(s) During Past 5 Years         Trustees        Trustees
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden             Trustee    2002 to     Director, Silibanc Properties, Ltd. (real estate,    42 Funds          None
P.O. Box 9011                           present     investment and consulting) since 1987.             62 Portfolios
Princeton, NJ 08543-9011
Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud          Trustee    2002 to     Chairman, Fernwood Advisors since 1996.              42 Funds      International
P.O. Box 9011                           present                                                        62 Portfolios   Mobile Com-
Princeton, NJ 08543-9011                                                                                               munications,
Age: 69                                                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
*     The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                              Held      of Time
Name, Address & Age         with Fund   Served*     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke              Vice       1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011                President  present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton, NJ 08543-9011     and        and 1999    Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
Age: 42                      Treasurer  to present  to 1997; Director of Taxation of MLIM since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob             Senior     2001 to     Managing Director of FAM and MLIM since 1997.
P.O. Box 9011                Vice       present
Princeton, NJ 08543-9011     President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo             Senior     2001 to     Managing Director of FAM and MLIM since 2000; First Vice President of MLIM
P.O. Box 9011                Vice       present     from 1997 to 2000; Vice President of MLIM from 1991 to 1997.
Princeton, NJ 08543-9011     President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Roberto W. Roffo             Vice       1997 to     Vice President of MLIM since 1996 and Portfolio Manager with MLIM since 1992.
P.O. Box 9011                President  present
Princeton, NJ 08543-9011     and
Age: 34                      Portfolio
                             Manager
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino          Secretary  1999 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                           present     to 2002; Attorney associated with MLIM since 1997; Associate with Kirkpatrick &
Princeton, NJ 08543-9011                            Lockhart LLP from 1992 to 1997.
Age: 42
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*     Officers of the Fund serve at the pleasure of the Board of Trustees.
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Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10344--9/02